IndexIQ Trust
(the “Trust”)

Supplement dated July 25, 2008
to the Prospectus dated June 30, 2008
(the “Prospectus”)

IQ ALPHA Hedge Strategy Fund

        In the Prospectus, under the heading “Further Information About the Fund’s Principal Investment Strategies and Risks and the Benchmark Index—Monthly Rebalance of the Index”, the fourth paragraph on Page 31 of the Prospectus is replaced in its entirety with the following:

        “The Fund is invested in excess of 25% of its net assets, but not more than 35% of its total assets in the securities of the following issuer: Vanguard Total Bond Market Index Fund. Vanguard Total Bond Market ETF is an ETF (ticker symbol: BND) whose investment objective is to replicate the returns of the Lehman Brothers U.S. Aggregate Bond Index. Information concerning Vanguard Total Bond Market Index Fund is publicly available and can be found at the SEC’s website: http://www.sec.gov.”